UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Annual Report

www■kmpartnersfunds■com	September 30, 2014

KIRR, MARBACH PARTNERS

VALUE FUND

“Being president is like being a jackass in a hailstorm.  There’s nothing to do but to stand there and take it.”
—Lyndon B. Johnson

November 17, 2014

Dear Fellow Shareholders:

While the major U.S. stock indices showed strong gains for the fiscal year ending September 30, 2014 and the S&P 500 reached a record high on September 18, our performance trailed our benchmarks for the fiscal year.

Short-term underperformance is frustrating, but our goal always is to generate outstanding long-term performance.  We understand the long road to potentially reaching that destination will be bumpy and periods of underperformance are inevitable.  That doesn’t make these periods any easier to take.  In other words, in times like these we know exactly what being the proverbial jackass in a hailstorm feels like.

On the bright side, we are proud we continue to receive national recognition.  Value Fund was recognized in the September 2014 issue of Kiplinger’s Personal Finance, based on the fund’s performance for the five-years ending June 30, 2014.  This was the third consecutive year Value Fund was recognized by Kiplinger’s.  We are big believers in “eating our own cooking” and are invested alongside our fellow fund shareholders.  In fact, Inc. published an article in September highlighting KM and the importance of this fact in building trust and credibility.  You can’t spend national recognition, but we think it validates we can compete very effectively against the biggest and best in our industry.

We continue to think the overall U.S. stock market is fairly valued.  While it has become more challenging to find stocks with attractive risk/reward characteristics, we still like what we own and remain fully invested.  The companies we own have generally done a good job of increasing the value of their businesses.  While it’s frustrating to be in a cyclical period when we don’t think stock prices are adequately reflecting these increasing values, we’re encouraged the private market is, as evidenced by several takeovers of companies in our portfolio.  We think it could be a matter of when public market valuations will catch-up, not if.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2014(4)	Total Return	Index	Index
One-year	6.94%	17.76%	19.73%
Two-years	17.70%	19.66%	19.54%
Three-years	23.76%	23.08%	22.99%
Five-years	18.72%	15.78%	15.70%
Ten-years	8.19%	8.44%	8.11%
Since Inception (December 31, 1998)	7.89%	5.51%	4.98%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.54% and 1.45% respectively, according to the Prospectus dated January 28, 2014.  Until February 28, 2015, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

KIRR, MARBACH PARTNERS

VALUE FUND

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

The Stock Market

We’re not making excuses for our weak relative performance in fiscal 2014, but it’s important to understand the challenging stock market environment we’ve continued to face.  One of the primary reasons active managers have struggled this year is the wide divergence in performance between the largest-capitalization and smaller-capitalization stocks.  Our primary performance benchmark is the Russell 3000 Index, a capitalization-weighted index comprised of the 3000 largest-capitalization U.S. stocks (representing about 98% of the investible U.S. equity market).  The Russell 3000 Index can be divided into the Russell 1000 Index (largest 1000 market capitalizations) and Russell 2000 Index (smallest 2000).  Because the Russell 3000 is capitalization-weighted, the performance of the stocks in the Russell 1000 has a significantly greater impact on the performance of the Russell 3000 than the performance of the stocks in the Russell 2000. In fact, the stocks in the Russell 1000 (1/3 of the stocks) comprise 92% of the weight of the Russell 3000, while the stocks in the Russell 2000 (2/3 of the stocks) comprise only 8%.

The performance disparity based on market capitalization can be clearly seen in the table below.  For the fiscal year ending September 30, 2014, the Russell 2000 Index underperformed the Russell 1000 Index by  15.08%, an enormous performance gap.  Thus, funds like Value Fund having significant representation in their portfolios outside of the largest 1000 stocks sailed into some stiff performance headwinds in 2014.

Periods ending September 30, 2014

	Russell 3000	Russell 1000
	Index	Index	Russell 2000	Performance Gap
	(R2000)	(R1000)	Index	(R2000 vs. R1000)
12-months	17.76%	19.01%	3.93%	-15.08%

We believe investors are nervous about the strength of the U.S. economy and on pins and needles regarding the impact of the inevitable tightening of Fed monetary policy.  Further, this has caused investors to flee from smaller-capitalization stocks to the perceived safety of larger-capitalization stocks.  We think these fears are misplaced.  The Leading Economic Index (LEI) points to a strengthening economy, which should enable the Fed to slowly withdraw some of the emergency measures implemented at the depth of the financial crisis, over 5 years ago.

We’ve established it was a tough environment in 2014, so what do we do going forward?  We’ll continue to evaluate stocks as if we’re buying the entire business to own for 5-10 years.  We’ll look for companies with solid business prospects, sound financial structures and strong, shareholder-oriented management teams whose stocks are

KIRR, MARBACH PARTNERS

VALUE FUND

selling at a significant discount to our evaluation of intrinsic value.  We’ll remain true to our value discipline and maintain a steely-eyed focus on our investment process, tuning out the noise from short-term results.

We believe following this process can lead to long-term success.  Even during this difficult year, our approach has been validated by the buyouts of portfolio holdings Time Warner Cable Inc., Covidien PLC, Taminco Corporation and EPL Oil & Gas, Inc.

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2014)

1.	LyondellBasell Industries NV	+434.1%	6.	NCR Corporation	+116.1%
2.	Canadian Pacific Railway LTD	+603.0%	7.	NewMarket Corporation	+109.9%
3.	Alliance Data Systems Corp.	+237.5%	8.	Yahoo! Inc..	+152.3%
4.	Portfolio Recovery Associates, Inc.	+177.3%	9.	ARRIS Group Inc.	+82.0%
5.	WABCO Holdings Inc.	+377.7%	10.	Rosetta Resources, Inc.	+160.6%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Summary

We’re not happy we trailed our benchmarks in fiscal 2014, but have been here many times before.  We can’t say when this hailstorm will end, but historically they have not lasted forever.  In the meantime, we’ll work hard to make-up lost ground.  We’re invested alongside you and you can rest assured we’ll continue to manage your precious assets with the same care as we invest our own.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments for complete fund holdings information.

The ranking by Kiplinger’s Personal Finance (“Kiplinger’s”) was based on Morningstar’s universe of 29,000+ funds.  Kiplinger’s filtered out new funds less than one-year old (as of June 30, 2014) and sorted based on Morningstar category.  In this example, Midsize-Company stock funds consisted of Morningstar’s Mid-Cap Growth, Mid-Cap Blend and Mid-Cap Value categories.  Kiplinger’s then sorted by the four periods (e.g. 1-year, 3-years, 5-years and 10-years) ending June 30, 2014.  Within each of those periods, Kiplinger’s filtered out multiple share classes of funds, funds with high minimum investments, leveraged funds and funds only available to select groups.  Kiplinger’s Midsize-Company stock fund universe for the 5-years period ending June 30, 2014 consisted of 295 funds.  Kiplinger’s publishes rankings for only the top ten funds in each of the four periods.  The Fund did not qualify for published ranking in the 1-year, 3-years and 10-years periods ending June 30, 2014.

KIRR, MARBACH PARTNERS

VALUE FUND

The Russell 1000 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large-capitalization stocks.  It is a subset of the Russell 3000 Index.  This Index cannot be invested in directly.

The Russell 2000 Index is an unmanaged, capitalization-weighted index general representative of the U.S. market for small-capitalization stocks.  It is a subset of the Russell 3000 Index.  This Index cannot be invested in directly.

The Conference Board Leading Economic Index® (LEI) for the U.S. is one of the key elements in an analytic system designed to signal peaks and troughs in the business cycle. The leading, coincident, and lagging economic indexes are essentially composite averages of several individual leading, coincident, or lagging indicators. They are constructed to summarize and reveal common turning point patterns in economic data in a clearer and more convincing manner than any individual component – primarily because they smooth out some of the volatility of individual components.  The ten components of Leading Economic Index for the U.S. include:

Average weekly hours, manufacturing
Average weekly initial claims for unemployment insurance
Manufacturers’ new orders, consumer goods and materials
ISM Index of New Orders
Manufacturers’ new orders, nondefense capital goods excluding aircraft orders
Building permits, new private housing units
Stock prices, 500 common stocks
Leading Credit Index™
Interest rate spread, 10-year Treasury bonds less federal funds
Average consumer expectations for business conditions

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2014	September 30, 2014	September 30, 2014	September 30, 2014
Kirr Marbach Partners Value Fund	6.94%	18.72%	8.19%	7.89%
Russell 3000 Index**	17.76%	15.78%	8.44%	5.51%
S&P 500***	19.73%	15.70%	8.11%	4.98%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 – September 30, 2014).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/14	9/30/14	4/1/14 – 9/30/14(1)
Actual	$1,000.00	$ 965.40	$7.14
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement/recoupment was 1.44%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2014

Top Ten Equity Holdings
as of September 30, 2014
(% of net assets)

LyondellBasell Industries NV – Class A	4.6%
Canadian Pacific Railway Ltd.	4.4%
Alliance Data Systems Corp.	4.4%
Portfolio Recovery Associates, Inc.	3.8%
WABCO Holdings, Inc.	3.5%
NCR Corp.	3.5%
NewMarket Corp.	3.4%
Yahoo! Inc.	3.3%
ARRIS Group, Inc.	3.1%
Rosetta Resources, Inc.	3.1%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2014

Number
of Shares		Value
	COMMON STOCKS – 93.0%

	Basic Materials – 12.3%
47,800	Innospec, Inc.	$1,716,020
31,397	LyondellBasell
	Industries NV – Class A	3,411,598
6,500	NewMarket Corp.	2,476,630
55,275	Taminco Corp.*	1,442,677
		9,046,925
	Communications – 14.9%
79,430	ARRIS Group, Inc.*	2,252,238
50,425	Knowles Corp.*	1,336,262
16,300	Liberty Media Corp. – Class A*	769,034
32,600	Liberty Media Corp. – Class C*	1,531,874
16,625	NeuStar, Inc. – Class A*	412,799
80,900	News Corporation - Class A*	1,322,715
12,120	Time Warner Cable, Inc. – Class A	1,739,099
22,820	Tribune Co.*	1,501,556
5,705	Tribune Publishing Co.*	115,127
		10,980,704
	Consumer Cyclical – 6.1%
46,225	American Airlines Group, Inc.	1,640,063
2,800	AutoZone, Inc.*	1,427,048
25,695	Dollar Tree, Inc.*	1,440,719
		4,507,830
	Consumer Non Cyclical – 9.9%
55,280	Alere, Inc.*	2,143,758
13,100	Alliance Data Systems Corp.*	3,252,337
31,500	Ascent Capital
	Group, Inc. – Class A*	1,896,300
		7,292,395
	Energy – 3.0%
50,479	Rosetta Resources, Inc.*	2,249,344

	Financial – 13.3%
38,525	American International Group, Inc.	2,081,121
123,340	FNFV Group*	1,697,158
1,676	Markel Corp.*	1,066,187
53,550	Portfolio Recovery
	Associates, Inc.*	2,796,917
54,420	Voya Financial, Inc.	2,127,822
		9,769,205
	Industrial – 15.4%
15,763	Canadian Pacific Railway Ltd.	3,270,350
33,060	EMCOR Group, Inc.	1,321,077
28,386	EnerSys	1,664,555
54,030	MasTec, Inc.*	1,654,399
19,891	Tyco International Ltd.	886,542
28,353	WABCO Holdings, Inc.*	2,578,705
		11,375,628
	Technology – 18.1%
49,000	Cognizant Technology
	Solutions Corp. – Class A*	2,193,730
21,007	eBay, Inc.*	1,189,627
76,064	NCR Corp.*	2,541,298
35,520	Open Text Corp.	1,968,519
31,180	Oracle Corp.	1,193,570
67,390	Tessera Technologies, Inc.	1,791,226
59,940	Yahoo! Inc.*	2,442,555
		13,320,525
	TOTAL COMMON STOCKS
	(Cost $33,660,205)	68,542,556

	SHORT-TERM INVESTMENT – 7.1%
5,216,200	Fidelity Institutional Money
	Market Portfolio, 0.04%**
	(Cost $5,216,200)	5,216,200
	Total Investments
	(Cost $38,876,405) – 100.1%	73,758,756
	Other Assets and
	Liabilities, Net (0.1)%	(96,147)
	TOTAL NET ASSETS – 100.0%	$73,662,609

*	Non-income producing security.
**	Rate in effect as of September 30, 2014.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2014

ASSETS:
Investments, at current value
(cost $38,876,405)	$73,758,756
Receivable for Fund shares sold	24,184
Prepaid expenses	13,370
Dividends receivable	11,337
Interest receivable	176
Total Assets	73,807,823

LIABILITIES:
Payable to Adviser	71,050
Accrued expenses	58,781
Accrued distribution fees	15,283
Payable for capital shares redeemed	100
Total liabilities	145,214

NET ASSETS	$73,662,609

NET ASSETS CONSIST OF:
Capital Stock	$46,168,986
Undistributed net investment loss	(494,468)
Undistributed net realized loss on investments	(6,894,210)
Net unrealized appreciation on investments	34,882,301
Total Net Assets	$73,662,609

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	3,298,271

Net asset value and offering price per share(1)	$22.33

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Year Ended September 30, 2014

INVESTMENT INCOME:
Dividend income
(net of withholding of $6,481)	$443,683
Interest income	1,434
Total Investment Income	445,117

EXPENSES:
Investment Adviser fees	740,637
Distribution fees	75,251
Legal fees	47,476
Administration fees	46,222
Transfer agent fees	39,799
Federal & state registration fees	28,145
Fund accounting fees	27,221
Audit fees	21,004
Custody fees	15,462
Directors fees	12,003
Postage & printing fees	11,231
Other	7,661
Total expenses before recoupment	1,072,112
Add: advisory fee recoupment (See Note 3)	1,811
Net Expenses	1,073,923

NET INVESTMENT LOSS	(628,806)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gains on investments	2,028,237
Net change in unrealized appreciation
on investments	3,325,057

Net realized and unrealized gain on investments	5,353,294

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,724,488

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
OPERATIONS:
Net investment loss	$(628,806)	$(204,734)
Net realized gain on investments	2,028,237	3,511,813
Net change in unrealized appreciation on investments	3,325,057	11,635,790
Net increase in net assets resulting from operations	4,724,488	14,942,869

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,921,436	11,412,117
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(9,584,540)	(8,191,775)
Redemption fees	533	1,459
Net increase in net assets resulting from capital share transactions	2,337,429	3,221,801

TOTAL INCREASE IN NET ASSETS	7,061,917	18,164,670

NET ASSETS:
Beginning of period	66,600,692	48,436,022
End of period (including undistributed net investment loss of
($494,468) and ($387,211), respectively)	$73,662,609	$66,600,692

CHANGES IN SHARES OUTSTANDING:
Shares sold	534,125	629,869
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(424,904)	(445,974)
Net increase	109,221	183,895

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	Year Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE DATA:

Net asset value, beginning of period	$20.88	$16.12	$11.78	$11.53	$9.57

Investment operations:
Net investment loss	(0.19)	(0.06)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gain on investments	1.64	4.82	4.41	0.34	2.14
Total from investment operations	1.45	4.76	4.34	0.25	2.07

Less distributions:
Dividends from net investment income	—	—	—	—	(0.11)
Dividends from net capital gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.11)

Paid in capital from redemption fees	— (1)	— (1)	— (1)	— (1)	—

Net asset value, end of period	$22.33	$20.88	$16.12	$11.78	$11.53

TOTAL RETURN	6.94%	29.53%	36.84%	2.17%	21.79%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$73.7	$66.6	$48.4	$66.3	$29.0
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.45%	1.54%	1.66%	1.66%	1.90%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets:
Before expense reimbursement/recoupment	(0.85)%	(0.45)%	(0.63)%	(1.05)%	(1.12)%
After expense reimbursement/recoupment	(0.85)%	(0.36)%	(0.42)%	(0.84)%	(0.67)%
Portfolio turnover rate	11%	21%	14%	15%	23%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$68,542,556	$—	$—	$68,542,556
Short-Term Investment	5,216,200	—	—	5,216,200
Total Investments	$73,758,756	$—	$—	$73,758,756

Refer to the Schedule of Investments for industry classifications. Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2014, or for any other tax years which are open for exam. As of September 30, 2014, open tax years include the tax years ended September 30, 2011 through 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.
d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2014

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Year End – Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2014 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

i)
Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014 the fund decreased undistributed net investment loss by $521,549, decreased undistributed realized loss by $263, and decreased capital stock by $521,812.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$7,777,825	$10,618,970

At September 30, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$39,558,354
Gross unrealized appreciation	$35,629,069
Gross unrealized depreciation	$(1,428,717)
Net unrealized appreciation	$34,200,352
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/losses	$(6,706,729)
Total accumulated earnings (losses)	$27,493,623

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2014

As of September 30, 2014, the Fund had a capital loss carryforward as follows:

Capital Loss Carryover	Character	Expiration
$5,799,838	—	09/30/2018

As of September 30, 2014, the Fund deferred, on a tax basis, post-October losses of:

Net Investment Income	Short-Term
$494,468	$412,423

The Fund paid no distributions for the year ended September 30, 2014 and the year ended September 30, 2013.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2015.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2015. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Accordingly, for the year ended September 30, 2014, the Investment Adviser recouped expenses of $1,811.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows.

Year of expiration	Amount
9/30/2015	$100,243
9/30/2016	$ 53,758

As of September 30, 2014, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2014

reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2014, the Fund incurred expenses of $75,251 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less. For the years ended September 30, 2014 and September 30, 2013, the Fund collected $533 and $1,459, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kirr, Marbach Partners Value Fund (the “Fund”), a series of Kirr, Marbach Partners Funds, Inc., as of September 30, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 19, 2014

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2014 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 14th day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was 0.00% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
September 30, 2014 (Unaudited)

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length of	During Past	Directorships	Funds Overseen
and Age	Corporation	Time Served	Five Years	Held	in Complex

INTERESTED DIRECTORS
Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President

Mickey Kim*	Chief	Indefinite term	Chief Compliance	None	1
Born 1958	Compliance	since 1998	Officer and
	Officer,		Chief Operating
	Director,		Officer, Kirr,
	Vice		Marbach &
	President,		Company, LLC
Secretary
and
Treasurer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None	1
Born 1959		since 1998	Enterprises

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None	1
Born 1947		since 1998	Vice-President,
Cummins Engine
Company

John F.	Director	Indefinite term	Retired, Formerly	None	1
Dorenbusch*		since 1998	President,
Born 1938			Irwin Management
Company and
Tipton Lakes
Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and tax return preparation.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2014	FYE 09/30/2013
Audit Fees	$18,000	$17,500
Audit-Related Fees
Tax Fees	$3,000	$ 3,000
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2014	FYE 09/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The percentage of non-audit services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund for which the pre-approval requirement was waived by the Audit Committee was 0% during the Fund’s last two fiscal years.”

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     December 4, 2014

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date     December 4, 2014

* Print the name and title of each signing officer under his or her signature.